Fidelity Asset Manager® 50%

Class/Ticker

Fidelity Asset Manager 50%/FASMX

In this summary prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this summary prospectus.

Summary Prospectus

November 29, 2014

As Revised February 1, 2015

Fund Summary

Fund/Class:
Fidelity Asset Manager® 50%/Fidelity Asset Manager 50%

Investment Objective

The fund seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.50%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.16%
Total annual operating expenses	0.66%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 67
3 years	$ 211
5 years	$ 368
10 years	$ 822

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 10% of the average value of its portfolio.

Summary Prospectus

Principal Investment Strategies

  Allocating the fund's assets among three main asset classes: the stock class (equity securities of all types), the bond class (fixed-income securities of all types, including lower-quality debt securities, maturing in more than one year), and the short-term/money market class (fixed-income securities of all types maturing in one year or less).
  Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Summary Prospectus

Fund Summary - continued

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and a hypothetical composite of market indexes over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	5.40%	4.03%	9.19%	6.33%	-27.80%	30.94%	13.51%	-0.65%	11.37%	13.96%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	15.23%	June 30, 2009
Lowest Quarter Return	-14.74%	December 31, 2008
Year-to-Date Return	3.82%	September 30, 2014

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Summary Prospectus

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Asset Manager 50%
Return Before Taxes	13.96%	13.39%	5.59%
Return After Taxes on Distributions	11.90%	12.55%	4.46%
Return After Taxes on Distributions and Sale of Fund Shares	8.95%	10.59%	4.20%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	7.41%
Fidelity Asset Manager 50% Composite IndexSM (reflects no deduction for fees or expenses)	13.41%	10.34%	5.66%

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Geoff Stein (portfolio manager) has managed the fund since June 2009.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Summary Prospectus

Fund Summary - continued

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA, Keogh, Investment Only Retirement accounts, and effective January 1, 2016, Health Savings Accounts recordkept by Fidelity	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Asset Manager, Fidelity Investments & Pyramid Design, and FAST are registered service marks of FMR LLC. © 2015 FMR LLC. All rights reserved.

Fidelity Asset Manager 50% Composite Index is a service mark of FMR LLC.

The third-party marks appearing above are the marks of their respective owners.

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